MassMutual RetireEase SelectSM

Supplement dated June 21, 2007 to the

variable annuity prospectus dated May 1, 2007

The charge for Payment Protector is equal on an annual basis to 0.50% of the daily value of your contract assets attributable to the sub-accounts, after fund expenses are deducted. This supplement amends the prospectus to state that we will not increase this charge.

To reflect this change, the prospectus is revised as follows:

Page 6: Footnote 3 is deleted

Page 21: Under the sub-heading “Cost of Payment Protector,” the following statement is deleted: On or after your fifth contract anniversary, we may increase this charge, but the charge will never exceed 1.25%.

Page 34: Under the sub-heading “Payment Protector Charge,” the following statement is deleted: On or after your fifth contract anniversary, we may increase this charge, but it will never exceed 1.25%.